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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   February 6, 2006


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                 1-14164                                95-3518892
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         (Commission File Number)           (IRS Employer Identification No.)


           712 FIFTH AVENUE
           NEW YORK, NEW YORK                            10019
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (212) 586-5666

                                       N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

                  On February 6, 2006, Hollinger International Inc. (NYSE:
HLR) (the "Company") announced the completion that day of its sale of shares representing its approximately 87% interest in Hollinger Canadian Newspapers, Limited Partnership, and all of the shares of Hollinger Canadian Newspapers GP Inc., Eco Log Environmental Risk Information Services Inc. and KCN Capital News Company, as well as certain Canadian real estate assets, to a subsidiary of Glacier Ventures International Corp. ("Glacier") for an aggregate cash purchase price of approximately Cdn.$121.7 million, subject to certain working capital and cash adjustments. Cdn.$20 million of the purchase price was placed in escrow for a period not to exceed 7 years and will be released to either the Company, Glacier or CanWest Global Communications Corp. ("CanWest") upon a final award, judgment or settlement being made in respect of certain pending arbitration proceedings involving the Company, its related entities and CanWest.

                  The Company intends to disclose financial information regarding this transaction in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                                (Registrant)

Date:  February 10, 2006                By:    /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel
                                               & Secretary